Supplemental agreement

Western Mesquite Mines, Inc.

RMB International (Dublin) Limited

Each party listed in the schedule

and

RMB Resources Limited

Freehills
QV.1 Building 250 St Georges Terrace Perth Western Australia 6000 Australia
Telephone +61 8 9211 7777 Facsimile +61 8 9211 7878
www.freehills.com DX 104 Perth
SYDNEY MELBOURNE PERTH BRISBANE SINGAPORE
Correspondent Offices HANOI HO CHI MINH CITY JAKARTA KUALA LUMPUR
Reference DAW:IGS:80701774

 This agreement

is made on     2005 by:

1. Western Mesquite Mines, Inc.
            a corporation incorporated under the laws of Nevada
            of 7000 Independence Parkway
            Suite 160 #135
            Plano, Texas 75025
            United States of America
            (Borrower)

2. Each parties listed in the schedule
            (each a Guarantor)

3. RMB International (Dublin) Limited
            of 158 Shelbourne Road
            Ballsbridge
            Dublin 4 Ireland
            (Lender)

4. RMB Resources Limited
            of Two London Bridge,
         -London SE1 9R
         United Kingdom
            (Agent)
Recitals
A. Each party to this agreement is a party to the Facility Agreement.
B. Under the Facility Agreement, the Borrower must pay the Due Amount to the Agent on account of the Lender on the Due Date.
C. The Agent has agreed to allow the Borrower to pay the Due Amount to the Agent for the account of the Lender on the Deferred Date, subject to the terms and conditions set out in this agreement.

This agreement witnesses

that in consideration of, among other things, the mutual promises contained in this agreement, the parties agree:

1	Definitions and interpretation

1.1	Definitions

In this agreement:

Deferral means the deferral of the payment of the Due Amount by the Borrower described in clause 2.1 of this agreement;

Deferred Date means 30 October 2005;

Definitive Merger Agreement means a definitive merger agreement to be entered into between WGI and Romarco that sets out the terms and conditions of the Merger;

Due Amount means the Base Repayment Amount due to be paid by the Borrower on the Due Date under clause 7.1 of the Facility Agreement;

Due Date means 31 July 2005;

Facility Agreement means the document entitled “Facility Agreement” dated 5 November 2003 between the Borrower, each party listed in schedule 1 to that agreement, the Lender and the Agent;

Merger means the merger of WGI and Romarco, as contemplated by the Preliminary Merger Agreement;

Preliminary Merger Agreement means the preliminary binding agreement made between WGI, Romarco and US Gold in relation to a merger between those companies (US Gold has withdrawn from the proposed merger);

Romarco means Romarco Minerals Inc., a company incorporated under the laws of Ontario;

Securities has the meaning given to that term in the Facility Agreement;

Transaction Documents has the meaning given to that term in the Facility Agreement;

US Gold means U.S. Gold Corp., a company incorporated under the laws of Colorado; and

WGI means Western Goldfields, Inc., a company incorporated under the laws of Idaho.

1.2	Interpretation

In this agreement, unless the context otherwise requires:

(a)	headings and underlinings are for convenience only and do not affect the interpretation of this agreement;

(b)	words indicating the singular include the plural and vice versa;

(c)	other parts of speech and grammatical forms of a word or phrase defined in this agreement have a corresponding meaning;

(d)
a reference to a part, clause, party, annexure, exhibit or schedule is a reference to a part and clause of and party, annexure, exhibit and schedule to, this agreement and a reference to this agreement includes any annexure, exhibit and schedule;

(e)	a reference to a document includes all amendments or supplements to, or replacements or novations of, that document;

(f)	a reference to any thing includes a part of that thing;

(g)	a reference to a party to a document includes that party's successors and permitted assigns; and

(h)	all monetary amounts are expressed in the currency of the United States of America.

1.3	Definitions in the Facility Agreement

Any terms defined in the Facility Agreement have the same meaning when used in this agreement, except to the extent to which those terms are otherwise defined in this agreement.

2	Deferral and Consideration

2.1	Deferral

(a)
Despite the repayment requirements set out in clause 7.1 of the Facility Agreement, and subject to clause 2.1(b) and clause 2.2, the Agent and the Lender each agree that it will not demand that the Borrower pay the Due Amount to the Agent (for the account of the Lender) on the Due Date.

(b)	The Borrower covenants and agrees with the Agent and the Lender that:

(1)	it will pay the Due Amount to the Agent (for the account of the Lender) on the Deferred Date; and

(2)
the interest payable in respect of the Due Amount on the Due Date under clause 5 and clause 6 of the Facility Agreement is to be capitalised from the Due Date up to and including the Deferred Date, and will bear interest in accordance with clause 5 of the Facility Agreement from the Due Date. The Borrower must pay the capitalised interest to the Agent on the Deferred Date.

2.2	Consideration

(a)	In consideration of the Agent and the Lender agreeing to the Deferral at the request of WGI, WGI must pay to the Lender on or before 2 August 2005 the sum of US$50,000 (Deferral Fee).

(b)	The Deferral will not take effect unless WGI pays the Deferral Fee to the Lender in accordance with clause 2.2(a).

(c)	If:

(1)	WGI has not paid the Deferral Fee to the Lender by 2 August 2005; and

(2)	the Borrower fails to pay the Due Amount on or before 2 August 2005,

the parties agree that a Default under clause 12.1(a) of Facility Agreement will occur, and the Agent’s and the Lender’s respective rights in respect of that Default will be preserved and unaffected by the terms of this agreement.

2.3	Merger

In addition to the Default events described in clause12.1 of the Facility Agreement, it will be a Default if:

(a)	on or before the Final Repayment Date:

(1)	the Preliminary Merger Agreement is terminated; or

(2)	any of WGI or Romarco announces that the Merger is not proceeding; or

(b)	the Definitive Merger Agreement is not entered into on or before 15 September 2005.

3	Conditions Precedent

This agreement and the obligation of the Agent and the Lender not to demand payment of the Due Amount on the Due Date is subject to the Agent receiving the following in form and substance satisfactory to the Agent:

(a)
corporate authorisation: a certified copy of a resolution of the directors or other Authorised Officers of the Borrower and each Guarantor approving this agreement and the transactions contemplated by this agreement and authorising execution by the Borrower and each Guarantor of this agreement;

(b)	consideration: the Deferral Fee has been paid in accordance with clause 2.2; and

(c)	fees: evidence that all of the Agent’s fees for legal counsel have been paid.

4	Acknowledgements

4.1	Continuing obligations

Despite the terms of this agreement, the Borrower and each Guarantor acknowledges and agrees for the benefit of the Agent and the Lender that:

(a)	it will continue to be liable for all of its existing and future obligations under the Facility Agreement, each Security and each other Transaction Document to which it is a party; and

(b)	this agreement will not abrogate, prejudice, discharge, limit or affect in any way its duties, obligations and liabilities under each document described in clause 4.1(a) to which it is a party.

4.2	Transaction Document

Each party acknowledges and agrees that this agreement is a Transaction Document for the purposes of the Facility Agreement.

5	Miscellaneous

5.1	Governing law

(a)	This agreement is governed by the laws of the State of Colorado.

(b)	The parties irrevocably and unconditionally:

(1)	submit to and accept the non-exclusive jurisdiction of the courts of the State of Colorado; and

(2)	waive any objection to the venue of any legal process on the basis that the process has been brought in an inconvenient forum.

5.2	Further assurances

Each party must do all things and execute all further documents necessary to give full effect to this agreement.

5.3	Costs

The Security Providers will pay the costs and expenses in respect of the negotiation, preparation and execution of this agreement.

5.4	Attorneys

Each of the attorneys executing this agreement states that the attorney has no notice of the revocation of the power of attorney appointing that attorney.

5.5	Counterparts

This agreement may be signed in any number of counterparts and all counterparts together constitute one and the same instrument.

Schedule - Security Providers

(1)	WGI; and

(2)	Calumet Mining Company, a company incorporated under the laws of Idaho.

Executed as an agreement:

Signed for
Western Mesquite Mines, Inc.
by:

/s/Thomas K. Mancuso
Signature

President & CEO
Title

Thomas K. Mancuso
Name (please print)

Signed for
Western Goldfields, Inc.
by:

/s/ Thomas K. Mancuso
Signature

President & CEO
Title

Thomas K. Mancuso
Name (please print)

Signed for
Calumet Mining Company
by:

/s/ Thomas K. Mancuso
Signature

President & CEO
Title

Thomas K. Mancuso
Name (please print)

Signed for
RMB International (Dublin) Limited
by:

/s/	/s/
Authorised Signatory	Authorised Signatory

/s/	/s/
Name (please print)	Name (please print)

Signed for
RMB Resources Limited
by:

/s/	/s/
Authorised Signatory	Authorised Signatory

/s/	/s/
Name (please print)	Name (please print)